UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   May 9, 2006

NS GROUP, INC.
(Exact name of registrant as specified in its charter)

Kentucky	1-9838	61-0985936
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

530 West Ninth Street, Newport, Kentucky 41071
(Address of principal executive offices)

Registrant’s telephone number, including area code:   (859) 292-6809

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[	] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[	] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[	] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[	] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

Executive Long-Term Incentive Program

On May 9, 2006, the Board of Directors of NS Group, Inc. (the “Company”), upon the recommendation of its Compensation Committee and in accordance with its discretionary authority under the Company’s Executive Long-Term Incentive Program (“LTIP”), made the following awards to its executive officers for the three-year Performance Period commencing January 1, 2006:

Name, Title	2006 LTIP Awards
	Non-Qualified Stock Options		Restricted Shares		Cash Performance Units(5)	Total
	#(1)	$(2)	#(3)	$(4)	$	$
Rene J. Robichaud, President and CEO	--	--	--	--	380,000	380,000
Thomas J. Depenbrock, VP Finance, Treasurer & CFO	1,733	48,299	2,938	157,771	130,000	336,070
Thomas J. Weber, VP Manufacturing	1,333	37,151	2,260	121,362	100,000	258,513
Robert L. Okrzesik, VP Sales and Marketing	1,333	37,151	2,260	121,362	100,000	258,513
Frank J. LaRosa II, VP HR and IS	933	26,003	1,582	84,953	70,000	180,956
Thomas L. Golatzki, VP Engineering, Energy and Materials	933	26,003	1,582	84,953	70,000	180,956
(1)

The exercise price of the options is $53.70 per share, which was the closing price of our common stock as reported by The New York Stock Exchange on May 9, 2006. The options have a term of ten years and become exercisable over a three-year period in increments of 33 1/3% per year beginning with the first anniversary of the date of grant, subject to immediate vesting upon the death or disability of the officer or a change of control.

(2)

We have used the Black-Scholes option-pricing model to calculate a grant date fair value of the option grants equal to $27.87 per share. The following assumptions were used in the calculation: an expected life of five years; no common stock dividends; an interest rate of 5.0%; and expected volatility of 53.6%.

(3)	The restricted shares vest 100% on May 9, 2009, the third anniversary of the date of grant, subject to immediate vesting upon the death or disability of the officer or a change of control.
(4)	The value for restricted shares reflects the number of shares multiplied by $53.70, the closing price of our common stock as reported by The New York Stock Exchange on May 9, 2006.
(5)

Consists of a performance-based target cash award payable if the Company meets certain financial performance criteria under our LTIP during the three-year term of the award. Such amounts include the following performance-based cash awards made in February 2006 under the previously disclosed terms of the Company’s LTIP: Mr. Robichaud -- $247,200; Mr. Depenbrock -- $80,400; Mr. Weber -- $57,600; Mr. Okrzesik -- $57,600; Mr. LaRosa -- $35,000; Mr. Golatzki -- $34,600.

Furthermore, the Board made the following additional equity awards under the LTIP:

Name	Non-Qualified Stock Options		Restricted Shares		Total
	#(1)	$(2)	#(3)	$(4)	$
Rene J. Robichaud	--	--	100,000	5,370,000	5,370,000
Thomas J. Depenbrock	13,000	362,310	10,000	537,000	899,310
Thomas J. Weber	11,000	306,570	8,500	456,450	763,020
Robert L. Okrzesik	11,000	306,570	8,500	456,450	763,020
Frank J. LaRosa II	8,000	222,960	6,500	349,050	572,010
Thomas L. Golatzki	8,000	222,960	6,500	349,050	572,010
(1)

The exercise price of the options is $53.70 per share, which was the closing price of our common stock as reported by The New York Stock Exchange on May 9, 2006. The options have a term of ten years and become exercisable over a three-year period in increments of 33 1/3% per year beginning with the first anniversary of the date of grant, subject to immediate vesting upon the death or disability of the officer or a change of control.

(2)

We have used the Black-Scholes option-pricing model to calculate a grant date fair value of the option grants equal to $27.87 per share. The following assumptions were used in the calculation: an expected life of five years; no common stock dividends; an interest rate of 5.0%; and expected volatility of 53.6%.

(3)

The restricted shares granted to Mr. Robichaud vest 100% on May 9, 2011 (the fifth anniversary of the date of grant), and the restricted shares granted to Messrs. Depenbrock, Weber, Okrzesik, LaRosa and Golatzki vest over a three-year period in increments of 33 1/3% per year beginning with the first anniversary of the date of grant. All of the restricted shares are subject to immediate vesting upon the death or disability of the officer or a change of control.

(4)	The value for restricted shares reflects the number of shares multiplied by $53.70, the closing price of our common stock as reported by The New York Stock Exchange on May 9, 2006.

The LTIP, previously disclosed on the Company’s Form 8-K dated May 11, 2005, provides for awards consisting of equity (nonqualified stock options and restricted shares) and performance-based cash awards. These equity and performance-based cash awards will be made pursuant to award agreements under the NS Group, Inc. Equity Plan, except for a portion of Mr. Robichaud’s performance-based cash award, which will be made outside of the Equity Plan. All of the equity awards have been reported on each such officer’s Section 16 filings with the SEC. All executive officers of the Company are eligible to participate in the LTIP. The Compensation Committee has authority to administer the LTIP and the discretion to change it at any time for any reason. Capitalized terms used in this description have the meanings ascribed to them in the description of the LTIP included in the Company’s Form 8-K dated May 11, 2005.

Change of Control Severance Agreements

Each of Messrs. Robichaud, Depenbrock, Weber, Okrzesik, LaRosa and Golatzki are parties to Change of Control Severance Agreements, the form of which has been previously filed with the SEC. On May 9, 2006, the Board, upon recommendation of the Compensation Committee, approved a modification to each such agreement to provide for a tax gross up payment for any excise taxes that may be imposed on such executive officer under Section 280G of the Internal Revenue Code.

Non-Employee Directors Compensation Program

On May 9, 2006, the Board, upon recommendation of the Compensation Committee and in accordance with its discretionary authority under the Company’s Non-Employee Directors Compensation Program, made the following awards to its non-employee directors:

Name	Non-Qualified Stock Options		Restricted Shares		Total
	#(1)	$(2)	#(3)	$(4)	$
Clifford R. Borland	830	23,132	730	39,201	62,333
David A. B. Brown	830	23,132	730	39,201	62,333
Patrick J. B. Donnelly	830	23,132	730	39,201	62,333
George A. Helland, Jr.	830	23,132	730	39,201	62,333
John F. Schwarz	830	23,132	730	39,201	62,333
(1)

The exercise price of the options is $53.70 per share, which was the closing price of our common stock as reported by The New York Stock Exchange on May 9, 2006. The options have a term of ten years and become exercisable over a three-year period in increments of 33 1/3% per year beginning with the first anniversary of the date of grant, subject to immediate vesting upon the death or disability of the director.

(2)

We have used the Black-Scholes option-pricing model to calculate a grant date fair value of the option grants equal to $27.87 per share. The following assumptions were used in the calculation: an expected life of five years; no common stock dividends; an interest rate of 5.0%; and expected volatility of 53.6%.

(3)

The restricted shares 100% vest on May 9, 2009, the third anniversary of the date of grant, subject to immediate vesting upon the death or disability of the director or upon retirement of that director by reason of reaching mandatory retirement age under the Company’s corporate governance guidelines. If a director retires other than due to reaching the Company’s mandatory retirement age, the shares will be deemed to have vested in three equal annual installments, applied retroactively from the date of grant through the date of retirement.

(4)	The value for restricted shares reflects the number of shares multiplied by $53.70, the closing price of our common stock as reported by The New York Stock Exchange on May 9, 2006.

The Non-Employee Directors Compensation Program, previously disclosed on the Company’s Form 8-K dated May 11, 2005, provides that each non-employee Board member receives (1) cash compensation for his or her service on the Board and attendance at Board and committee meetings and (2) an annual long-term incentive amount consisting of non-qualified stock options and restricted shares. The equity awards will be made pursuant to award agreements under the NS Group, Inc. Amended and Restated Non-Employee Director Plan and have been reported on each such director’s Section 16 filings with the SEC. Capitalized terms used in this description have the meanings ascribed to them in the description of the Non-Employee Directors Compensation Program included in the Company’s Form 8-K dated May 11, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NS GROUP, INC.

May 15, 2006	By:	/s/ Thomas J. Depenbrock
Thomas J. Depenbrock
Vice President - Finance, Treasurer and Chief Financial Officer

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